UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2006

REHABCARE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19294	51-0265872
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7733 Forsyth Boulevard
Suite 2300
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 863-7422

(Company’s telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c

Item 5.03	Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

The Company’s By-Laws have been amended and restated to include a new section 3.15 providing that a director must retire at the end of the term during which the director reaches age 72.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

3.01	Amended and Restated Bylaws of RehabCare Group, Inc. dated May 2, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2006

REHABCARE GROUP, INC.

By: /s/	Jay W. Shreiner
Jay W. Shreiner
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.01	Amended and Restated Bylaws of RehabCare Group, Inc. dated May 2, 2006

Exhibit 3.01

AMENDED AND RESTATED BYLAWS

(as amended and restated on May 2, 2006)

OF

REHABCARE GROUP, INC.

(a Delaware corporation)

ARTICLE I

Offices

Section 1.01        Registered Office. The registered office of RehabCare Group, Inc. (hereinafter called the Corporation) in the State of Delaware shall be at 229 South State Street, City of Dover, County of Kent, and the name of the registered agent in charge thereof shall be The Prentice-Hall Corporation System, Inc.

Section 1.02        Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors (hereinafter called the Board) may from time to time determine or as the business of the Corporation may require.

ARTICLE II

Meetings of Stockholders

Section 2.01        Annual Meetings. Annual meetings of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time, date and place as the Board shall determine by resolution.

Section 2.02        Special Meetings. A special meeting of the stockholders for the transaction of any proper business may be called at the time by the Board, by the Chairman of the Board or by the Chief Executive Officer.

Section 2.03        Place of Meetings. All meetings of the stockholders shall be held at such places, within or without the State of Delaware, as may from time to time be designated by the person or persons calling the respective meeting and specified in the respective notices or waivers of notice hereof.

Section 2.04        Notice of Meetings. Except as otherwise required by law, notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to him personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to him at his post office address furnished by him to the Secretary of the Corporation for such purpose or, if he shall not have furnished to the Secretary his address for such purpose, then at his post office address last known to the Secretary, or by transmitting a notice thereof to him at such address by telegraph, cable, or wireless. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder to whom notice may be omitted pursuant to Delaware law or who shall have waived such notice and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy; except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

Section 2.05        Quorum. Except as provided by law, the holders of record of a majority in voting interests of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Section 2.06	Voting.

(a)           Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by him and registered in his name on the books of the Corporation:

(i)            On the date fixed pursuant to Section 2.10 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting, or

(ii)          If no such record date shall have been so fixed, then (a) at the close of business on the day next preceding the day on which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

(b)           Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants in common, tenants by entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

(c)           Any such voting rights may be exercised by the stockholder entitled thereto in person or by his proxy appointed by an instrument in writing, subscribed by such stockholder or by his attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three (3) years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders all matters, except as otherwise provided in the Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present. The vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and it shall state the number of shares voted.

Section 2.07        List of Stockholders. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Section 2.08        Judges. If at any meeting of the stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of his ability. Such judges shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which he shall have a material interest.

Section 2.09       Action Without a Meeting. Any action required to be taken at any annual or special meting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Section 2.10       Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders the Board shall not fix such a record date, the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

Section 2.11        Notice of Stockholder Nominees. Only persons who are nominated in accordance with the procedures set forth in this Section 2.11 shall be eligible to stand for election as a director of the Corporation. Nominations of persons for election to the Board of the Corporation may be made at a meeting of the stockholders (a) by or at the direction of the Board or (b) by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the procedures set forth in this Section 2.11. All nominations by stockholders shall be made pursuant to timely notice in proper written form delivered to the Secretary of the Corporation. To be timely, a stockholder notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder shall be timely if so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. Notwithstanding anything in the previous sentence to the contrary, in the event that the number of directors of the Corporation is increased, and there is not public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder notice required by this Section 2.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered not later than the close of business on the 10th day following the day upon which the public announcement with respect to the increased Board is first made by the Corporation. In no event shall the public announcement of an adjournment of the annual meeting commence a new time period for the giving of stockholder notice as described above. For purposes of this Section 2.11, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, the Associated Press, Reuters or a comparable national or international new service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended. To be in proper written form, such stockholder notice shall set forth in writing (x) as to each person who the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for the election of directors, or as is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including without limitation, such person’s written consent to be named in the Corporation’s proxy statement as a nominee and to serve as a director if elected; and (y) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the notice is given (i) the name and address, as they appear on the Corporation’s books, of such stockholder and such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner. At the request of the Board, any person nominated by the Board for election as a director shall furnish the Secretary of the Corporation with the information to be set forth in the stockholder notice of nomination which pertains to the nominee. In the event that a stockholder seeks to nominate one or more directors, the Secretary shall appoint two inspectors who are not affiliated with the Corporation to determine whether the stockholder has complied with this Section 2.11. If the inspectors determine that a stockholder has not complied with this Section 2.11, the inspectors shall direct the chairman of the meeting to declare to the meeting that the nomination was not made in accordance with the procedures prescribed by this Section 2.11, and the chairman shall so declare to the meeting that the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.11, a stockholder shall also be required to comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.11. Nothing in this Section 2.11 shall be deemed to affect any rights of holders of any series of Preferred Stock to elect directors under the specified circumstances attached to a particular series of Preferred Stock.

Section 2.12        Procedures for Submission of Stockholder Proposals at the Annual Meeting. At the annual meeting of the stockholders of the Corporation, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board; or (b) by any stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the procedures set forth in this Section 2.12. For business to be properly brought before the annual meeting by a stockholder, the stockholder must give timely notice thereof in proper written form to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of the annual meeting commence a new time period for the giving of stockholder notice as described above. For purposes of this Section 2.12, “public announcement” shall have the same meaning as set forth in Section 2.11 of these bylaws. To be in proper written form, a stockholder notice shall set forth in writing as to each matter the stockholder proposes to bring before the meeting: (w) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (x) the name and address, as they appear on the Corporation’s book, of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is being made; (y) the class and number of shares of the Corporation which are owned beneficially and of record by the stockholder and the beneficial owner; and (z) any material interest of the stockholder or the beneficial owner in such business. In the event that a stockholder seeks to propose business at the annual meeting, the Secretary shall appoint two inspectors who are not affiliated with the Corporation to determine if the stockholder has complied with this Section 2.12. If the inspectors determine that a stockholder has not complied with this Section 2.12, the inspectors shall direct the chairman of the meeting to declare to the meeting that the business was not properly brought before the meeting and that any such business shall not be transacted at the meeting. Notwithstanding the foregoing provisions of this Section 2.12, a stockholder shall also comply with all the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.12. Nothing in this Section 2.12 shall be deemed to affect any rights of any stockholder to request inclusion of a proposal or proposals in the Corporation’s proxy statement pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

ARTICLE III

Board of Directors

Section 3.01        General Powers. The property, business and affairs of the Corporation shall be managed by the Board.

Section 3.02        Number and Term of Office. The Corporation shall not have less than three (3), nor more than fifteen (15) directors, with the exact number at any given time to be fixed within these limits by approval of the directors. Directors need not be stockholders. Each of the directors of the

Corporation shall hold office until his successor shall have been duly elected and shall qualify or until he shall resign or shall have been removed in the manner hereinafter provided.

Section 3.03        Election of Directors. The directors shall be elected annually by the stockholders of the Corporation and the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.

Section 3.04        Resignations. Any director of the Corporation may resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 3.05        Vacancies. Except as otherwise provided in the Certificate of Incorporation, any vacancy in the Board, whether because of death, resignation, disqualification, an increase in the number of directors, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Each director so chosen to fill a vacancy shall hold office until his successor shall have been elected and shall qualify or until he shall resign or shall have been removed in the manner hereinafter provided.

The vacancy created by the removal of any director by the affirmative vote of the stockholders having a majority of the voting power of the Corporation can only be filled by a director elected by the affirmative vote of the stockholders having a majority of the voting power of the Corporation given at a special meeting of the stockholders called for the purpose of filling such vacancy. Should the stockholders fail to fill the existing vacancy, then in that event the vacancy may be filled by the remaining directors in the manner set forth above.

Section 3.06        Place of Meeting, Etc. The Board may hold any of its meetings at such place or places within or without the State of Delaware as the Board may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice of a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.07       First Meeting. The Board shall meet as soon as practicable after each annual election of directors and notice of such first meeting shall not be required.

Section 3.08        Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

Section 3.09        Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman, Vice Chairman, President or a majority of the authorized number of directors to be held at the principal office of the Corporation, or at such other place or places within or without the State of Delaware as the person or persons calling the meeting shall designate. Except as otherwise provided by law or by the Bylaws, notice of the time and place of each such special meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at four (4) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, telecopier or cable or be delivered personally not less than twenty-four (24) hours before the time at which the meeting is to be held. Except where otherwise required by law or by the Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Section 3.10        Quorum and Manner of Acting. Except as otherwise provided in these Bylaws, the Certificate of Incorporation, or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

Section 3.11        Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be and such written consent is filled with the minutes of proceedings of the Board or committee.

Section 3.12      Removal of Directors. Subject to the provisions of the Certificate of Incorporation, any director may be removed at any time, either with or without cause, by the affirmative vote of the stockholders being a majority of the voting power of the Corporation given at a special meeting of the stockholders called for the purpose.

Section 3.13       Compensation. The directors shall receive only such compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by him on account of his attendance at any meetings of the Board or committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

Section 3.14        Committees. The Board may, by resolution passed by a majority of the whole Board, designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

Section 3.15        Mandatory Retirement. Each Director who shall turn 72 years of age shall be required to retire and vacate his or her seat on the Board upon the expiration of the term during which such Director turns age 72.

ARTICLE IV

Officers

Section 4.01	Corporate Officers.

(a)           The officers of the Corporation shall be a President, one (1) or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary and a Treasurer, and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 4.01(b).

(b)           In addition to the officers specified in Section 4.01(a), the Board may appoint other officers, as it may deem necessary or advisable, including one (1) or more Assistant Secretaries, and one (1) or more Assistant Treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any such officer.

(c)           One person may hold two or more offices, except that the Secretary may not hold the office of President.

Section 4.02       Election, Term of Office and Qualifications. The officers of the Corporation, except such officers as may be appointed in accordance with Section 4.01(b) or 4.05, shall be appointed annually by the Board at the first meeting thereof held after the election thereof. Each officer shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or the officer’s successor shall be appointed and qualified.

Section 4.03       Removal. Any officer of the Corporation may be removed, with or without cause, at any time at any regular or special meeting of the Board by a majority of the directors at the time in office or, except in the case of an officer appointed by the Board, by any officer of the Corporation or committee of the Board upon whom or which such power of removal may be conferred by the Board.

Section 4.04        Resignations.     Any officer may resign at any time by giving written notice of his resignation to the Board, President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, upon receipt thereof by the Board, President or the Secretary, as the case may be; and, unless otherwise specified therein, the acceptance of such resignation shall specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.05       Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or other event, may be filled for the unexpired portion of the term thereof in the manner prescribed in these Bylaws for regular appointments to such office.

Section 4.06       The President. The President of the Corporation shall be the chief executive officer of the Corporation and shall have, subject to the control of the Board, general and active supervision and management over the business of the Corporation and over its several officers, agents and employees.

Section 4.07        The Vice Presidents. Each Vice President shall have such powers and perform such duties as the Board may from time to time prescribe. At the request of the President, or in case of the President’s absence or inability to act upon the request of the Board, a Vice President shall perform the duties of the President and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President.

Section 4.08       The Secretary. The Secretary shall, if present, record the proceedings of all meetings of the Board, of the stockholders, and of all meetings of the Board of stockholders, and all committees of which a secretary shall not have been appointed. The Secretary shall see that all notices are duly given in accordance with these Bylaws and as required by law; shall be custodian of the seal of the Corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal; and, in general, shall perform all the duties incident to the office of the Secretary and such other duties as may from time to time be assigned to the Secretary by the Board.

Section 4.09       The Treasurer. The Treasurer shall have the general care and custody of the funds and securities of the Corporation and shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board or in accordance with authority delegated by the Board. He shall receive, and give receipts for, monies due and payable to the Corporation from any source whatsoever. He shall exercise general supervision over expenditures and disbursements made by officers, agents and employees of the Corporation and the preparation of such records and reports in connection therewith as may be necessary or desirable. He shall, in general, perform all other duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board. Unless otherwise provided by the Board, the Treasurer shall be the Chief Financial Officer of the Corporation.

Section 4.10       Compensation. The compensation of the officers of the Corporation shall be fixed from time to time by the Board. No officer shall be prevented from receiving such compensation by reason of the fact that the officer is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving such compensation by reason of the fact that he is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving proper compensation therefor.

ARTICLE V

Contracts, Checks, Drafts, Bank Accounts, Etc.

Section 5.01       Execution of Contracts. The Board, except as in these Bylaws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

Section 5.02        Checks, Drafts, Etc. All checks, drafts or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

Section 5.03       Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the President, any Vice President or the Treasurer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

Section 5.04        General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI

Shares and Their Transfer

Section 6.01	Certificates for Stock.

(a)           The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate, in such form as the Board shall prescribe, signed by, or in the name of the Corporation by the Chairman or Vice Chairman of the Board, or the President or Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary of an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent to registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, where such officer, transfer agent or registrar at the date of issue.

(b)           A record shall be kept of the respective names of the persons, firms or corporation owning the stock represented by such certificates, the number and class of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 6.04.

Section 6.02        Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.03, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

Section 6.03        Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

Section 6.04        Lost, Stolen, Destroyed, and Mutilated Certificates. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper to do so.

ARTICLE VII

Indemnification

Section 7.01        Indemnification of Directors and Officers. The Corporation shall, to the fullest extent permitted by law, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including without limitation an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

Section 7.02        Advance of Expenses. Costs and expenses (including attorneys’ fees) incurred by or on behalf of a director, officer, employee or agent in defending or investigating any action, suit, proceeding or investigation shall be paid by the Corporation in advance of the final disposition of such matter, if such director, officer, employee or agent shall undertake in writing to repay any such advances in the event that it is ultimately determined that he is not entitled to indemnification. Notwithstanding the foregoing, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel, that, based upon the facts known to the Board or counsel at the time such determination is made, (a) the director, officer, employee or agent acted in bad faith or deliberately breached his duty to the Corporation or its stockholders, and (b) as a result of such actions by the director, officer, employee or agent, it is more likely than not that it will ultimately be determined that such director, officer, employee or agent is not entitled to indemnification.

Section 7.03        Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or applicable law.

Section 7.04        Non-Exclusivity. The right of indemnity and advancement of expenses provided herein shall not be exclusive, and the Corporation may provide indemnification or advancement of expenses to any person, by agreement or otherwise, on such terms and conditions as the Board of Directors may approve. Any agreement for indemnification of or advancement of expenses to any director, officer, employee or other person may provide for rights of indemnification or advancement of expenses which are broader or otherwise different from those set forth herein.

ARTICLE VIII

Miscellaneous

Section 8.01        Seal. The Board shall provide a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and the year of incorporation.

Section 8.02        Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice. Attendance of a person at a meeting (whether in person or by proxy in the case of a meeting of stockholders) shall constitute a waiver of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

Section 8.03       Amendments. These Bylaws, or any of them, may be altered, amended or repealed, and new Bylaws may be made, (i) by the Board, by vote of a majority of the number of directors then in office as directors, acting at any meetings of the Board, or (ii) by the stockholders, at any annual meeting of stockholders, without previous notice, or any special meeting of stockholders, provided that notice of such proposed amendment, modification, repeal or adoption is given in the notice of special meeting. Any Bylaws made or altered by the stockholders may be altered or repealed by either the Board or the stockholders.

Section 8.04       Representation of Other Corporations. The President, any Vice President, or Secretary of the Corporation are authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted to said officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by said officers.